Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

 September 30, 2012

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

September 30, 2012

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ended December 31, 2012, (3) the consummation of the build-to-suit transactions, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK NY 10119-4015

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE

Tuesday, November 6, 2012

LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2012 RESULTS

New York, NY - November 6, 2012 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2012.

Third Quarter 2012 Highlights

•	Generated Company Funds From Operations, as adjusted (“Company FFO, as adjusted”), of $45.5 million or $0.25 per diluted common share.
•	Increased quarterly common share dividend by 20%.
•	Executed 17 new and extended leases, totaling 1.4 million square feet and ended the quarter with overall portfolio occupancy of 97.6%.
•	Raised $68.1 million of gross proceeds from dispositions.
•	Closed property acquisitions of $51.2 million and invested $20.2 million in on-going build-to-suit projects.
•	Acquired remaining interest in Net Lease Strategic Assets Fund (“NLS”).
•	Entered into agreements to fund the construction of two build-to-suit projects for approximately $51.0 million.
•	Retired $75.1 million of secured debt which had a weighted-average fixed rate of 6.4%.

Subsequent to Quarter End Highlights

•	Issued 17.25 million common shares in a public offering, raising net proceeds of approximately $156.3 million.
•	Satisfied $93.0 million of credit facility borrowings and repaid $57.5 million of indebtedness assumed in the acquisition of NLS.
•	Retired $15.9 million of secured debt, which had a weighted-average fixed rate of 5.8%.
•	Converted approximately $20.4 million original principal amount of 6.00% Convertible Guaranteed Notes to approximately 2.9 million common shares.
•	Expanded seven-year term loan facility by $40.0 million.
•	Executed 0.4 million square feet of new and extended leases.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, "We reported another quarter of strong operating results supported by successful leasing activity, favorable asset recycling, attractive external growth opportunities and refinancing maturing debts on advantageous terms. The execution of our business plan in each of these areas allowed us to increase our quarterly common share dividend by 20% ahead of schedule and tighten our guidance for Company FFO, as adjusted, for 2012 to an expected range of $0.96 - $0.98 per share. Subsequent to quarter end, we reduced our leverage by approximately $147.0 million, further strengthening our balance sheet and positioning the Company to continue to grow into next year."

3

FINANCIAL RESULTS

Revenues

For the quarter ended September 30, 2012, total gross revenues were $87.7 million, compared with total gross revenues of $79.8 million for the quarter ended September 30, 2011. The increase is primarily due to property acquisitions and an increase in occupancy.

Company FFO, As Adjusted

For the quarter ended September 30, 2012, the Company generated Company FFO, as adjusted, of $45.5 million, or $0.25 per diluted share, compared to Company FFO, as adjusted, for the quarter ended September 30, 2011 of $41.4 million, or $0.23 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income (loss) is included later in this press release.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended September 30, 2012, net income attributable to common shareholders was $169.0 million, or income of $0.96 per diluted share, compared with net loss attributable to common shareholders for the quarter ended September 30, 2011 of $(37.0) million, or a loss of $(0.24) per diluted share. The increase in net income is primarily due to a $167.9 million gain recognized in the acquisition of the remaining interest in NLS.

Net Lease Strategic Assets Fund

During the third quarter of 2012, Lexington acquired Inland American (Net Lease) Sub, LLC's interest in NLS. As a result, Lexington now controls 100% of NLS. At September 30, 2012, NLS had 40 properties totaling 5.5 million square feet in 23 states, plus a 40% tenant-in-common interest in an office property.

Capital Activities and Balance Sheet Update

During the third quarter of 2012, Lexington (1) borrowed an additional $9.0 million on its seven-year term loan and swapped the LIBOR rate on such borrowings for a current fixed rate of 3.4% and (2) repaid $75.1 million in secured debt, with a weighted-average interest rate of 6.4%, scheduled to mature through 2015.

Subsequent to September 30, 2012, Lexington issued 17.25 million common shares in a public offering, raising net proceeds of approximately $156.3 million. The net proceeds were primarily used to satisfy $93.0 million of outstanding debt on Lexington's secured credit facility and $57.5 million to satisfy a portion of the debt assumed in the NLS acquisition. In addition, Lexington exercised an accordion feature within its seven-year term loan facility increasing the total facility under the term loan to $255.0 million, all of which is currently outstanding.

Also, subsequent to September 30, 2012, Lexington issued 2.9 million common shares upon conversion of $20.4 million original principal amount of 6.00% Convertible Guaranteed Notes due 2030. In connection with the conversion, Lexington made a cash payment of approximately $1.7 million plus accrued and unpaid interest on the notes.

4

Common Share/Unit Dividend/Distribution

Lexington declared a regular quarterly dividend/distribution for the quarter ended September 30, 2012 of $0.15 per common share/unit, which was paid on October 15, 2012 to common shareholders/unitholders of record as of September 28, 2012. This represents a 20% increase over the previous dividend/distribution.

OPERATING ACTIVITIES

Leasing

During the third quarter of 2012, Lexington executed 17 new and extended leases for 1.4 million square feet and ended the quarter with overall portfolio occupancy of 97.6%. The extended leases increased annual cash rents from $11.0 million to $14.4 million.

Subsequent to quarter end, Lexington executed 0.4 million square feet of new and extended leases.

Capital Recycling

Dispositions

During the third quarter of 2012, Lexington disposed of its interests in four properties to unrelated parties for an aggregate gross sales price of $68.1 million.

Investment Activity

Build-to-Suit Projects

Lexington closed on the acquisition of the 99,000 square foot build-to-suit office property in Saint Joseph, Missouri for a capitalized cost of $17.6 million (9.8% initial cap rate). The property is net-leased for a 15-year term.

Lexington completed the 150,000 square foot build-to-suit office property in Jessup, Pennsylvania for a capitalized cost of $24.9 million (9.4% initial cap rate). The property is net-leased for a 15-year term.

Lexington completed the 52,000 square foot build-to-suit retail property in Valdosta, Georgia for a project cost of approximately $8.7 million (9.3% initial cap rate). The property is net-leased for a 15-year term.

Lexington entered into an $8.4 million build-to-suit commitment to construct a 52,000 square foot retail property in Opelika, Alabama, which will be net-leased upon completion for a 15-year term (9.3% initial cap rate).

Lexington entered into a $42.6 million build-to-suit commitment to construct a 813,000 square foot industrial property in Rantoul, Illinois, which will be net-leased upon completion for a 20-year term (8.0% initial cap rate).

In addition, Lexington continues to fund the construction of, or is under contract to acquire, the previously announced build-to-suit projects in (1) Denver, Colorado (8.6% initial cap rate), (2) Long Island City, New York (8.5% initial cap rate) and (3) Eugene, Oregon (9.0% initial cap rate).

The aggregate estimated cost of these five on-going build-to-suit projects is approximately $152.9 million of which $45.0 million was invested as of September 30, 2012. Lexington can give no assurance that any of the build-to-suit projects that are under contract or in process will be completed.

5

Joint Venture Investments

During the quarter ended September 30, 2012, Lexington formed a joint venture in which it has a minority ownership interest. The joint venture entered into a contract to acquire a 120,000 square foot retail property in Palm Beach Gardens, Florida for $29.8 million, which will be net-leased at closing for an approximately 15-year term (9.6% cap rate). Lexington can give no assurances that this acquisition will be consummated.

2012 EARNINGS GUIDANCE

Lexington tightened its estimate of Company FFO, as adjusted, to an expected range of $0.96 to $0.98 per diluted share for the year ended December 31, 2012 from a range of $0.95 to $0.98 per diluted share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

THIRD QUARTER 2012 CONFERENCE CALL

Lexington will host a conference call today, Tuesday, November 6, 2012, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended September 30, 2012. Interested parties may participate in this conference call by dialing 888-296-4174 or 719-325-2302. A replay of the call will be available through November 20, 2012, at 877-870-5176 or 858-384-5517, pin: 6614681. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

6

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net-lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ended December 31, 2012, (3) the consummation of the built-to-suit transactions, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

7

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Gross revenues:
Rental	$79,915	$71,314	$226,293	$209,898
Advisory and incentive fees	297	303	1,385	1,750
Tenant reimbursements	7,443	8,219	22,379	23,660
Total gross revenues	87,655	79,836	250,057	235,308

Expense applicable to revenues:
Depreciation and amortization	(40,220)	(40,380)	(116,333)	(118,035)
Property operating	(15,446)	(15,215)	(44,415)	(44,554)
General and administrative	(5,810)	(5,080)	(17,381)	(16,055)
Non-operating income	1,383	3,369	5,688	9,108
Interest and amortization expense	(24,932)	(26,966)	(73,658)	(80,411)
Debt satisfaction gains (charges), net	12	(6)	(1,639)	3
Change in value of forward equity commitment	—	(9,866)	—	(4,318)
Gain on acquisition	167,864	—	167,864	—
Litigation reserve	25	—	(2,775)	—
Impairment charges	(4,262)	(10,849)	(4,262)	(38,719)
Income (loss) before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	166,269	(25,157)	163,146	(57,673)
Benefit (provision) for income taxes	(296)	(263)	(803)	1,059
Equity in earnings of non-consolidated entities	3,799	9,047	21,469	20,646
Income (loss) from continuing operations	169,772	(16,373)	183,812	(35,968)

Discontinued operations:
Income (loss) from discontinued operations	483	573	(1,152)	3,689
Provision for income taxes	(53)	(15)	(62)	(53)
Debt satisfaction gains (charges), net	(1,189)	—	539	(603)
Gains on sales of properties	6,276	182	8,946	5,251
Impairment charges	—	(15,211)	(5,690)	(76,110)
Total discontinued operations	5,517	(14,471)	2,581	(67,826)
Net income (loss)	175,289	(30,844)	186,393	(103,794)
Less net (income) loss attributable to noncontrolling interests	(748)	(70)	(3,730)	11,183
Net income (loss) attributable to Lexington Realty Trust shareholders	174,541	(30,914)	182,663	(92,611)
Dividends attributable to preferred shares - Series B	—	(1,590)	(2,298)	(4,770)
Dividends attributable to preferred shares - Series C	(1,573)	(1,675)	(4,718)	(5,055)
Dividends attributable to preferred shares - Series D	(2,926)	(2,926)	(8,777)	(8,777)
Allocation to participating securities	(1,092)	(72)	(1,174)	(227)
Deemed dividend - Series B	—	—	(2,346)	—
Redemption discount - Series C	—	129	229	215
Net income (loss) attributable to common shareholders	$168,950	$(37,048)	$163,579	$(111,225)
Income (loss) per common share - basic:
Income (loss) from continuing operations	$1.05	$(0.14)	$1.05	$(0.36)
Income (loss) from discontinued operations	0.04	(0.10)	0.01	(0.37)
Net income (loss) attributable to common shareholders	$1.09	$(0.24)	$1.06	$(0.73)

Weighted-average common shares outstanding - basic:	154,980,137	157,205,530	154,564,041	151,676,401

Income (loss) per common share - diluted:
Income (loss) from continuing operations	$0.93	$(0.14)	$0.97	$(0.36)
Income (loss) from discontinued operations	0.03	(0.10)	0.01	(0.37)
Net income (loss) attributable to common shareholders	$0.96	$(0.24)	$0.98	$(0.73)

Weighted-average common shares outstanding - diluted	180,855,164	157,205,530	180,449,070	151,676,401

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$163,417	$(22,448)	$162,893	$(54,911)
Income (loss) from discontinued operations	5,533	(14,600)	686	(56,314)
Net income (loss) attributable to common shareholders	$168,950	$(37,048)	$163,579	$(111,225)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

September 30, 2012 (unaudited) and December 31, 2011

(In thousands, except share and per share data)

	2012	2011
Assets:
Real estate, at cost	$3,511,146	$3,172,246
Investments in real estate under construction	41,676	34,529
Less: accumulated depreciation and amortization	711,132	638,368
	2,841,690	2,568,407
Property held for sale - discontinued operations	8	—
Intangible assets, net	278,710	178,569
Cash and cash equivalents	72,424	63,711
Restricted cash	25,133	30,657
Investment in and advances to non-consolidated entities	8,698	39,330
Deferred expenses, net	51,587	43,966
Loans receivable, net	72,786	66,619
Rent receivable	7,661	7,271
Other assets	27,835	28,290
Total assets	$3,386,532	$3,026,820

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,450,457	$1,366,004
Credit facility borrowings	93,000	—
Term loan payable	215,000	—
Exchangeable notes payable	—	62,102
Convertible notes payable	106,602	105,149
Trust preferred securities	129,120	129,120
Dividends payable	27,956	25,273
Liabilities - discontinued operations	397	—
Accounts payable and other liabilities	74,003	53,058
Accrued interest payable	9,728	13,019
Deferred revenue - including below market leases, net	89,805	90,349
Prepaid rent	15,309	12,543
Total liabilities	2,211,377	1,856,617
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $68,522; 2,740,874 shares issued and outstanding in 2011	—	66,193
Series C Cumulative Convertible Preferred, liquidation preference $96,770 and $98,510; 1,935,400 and 1,970,200 shares issued and outstanding in 2012 and 2011, respectively	94,016	95,706
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 156,136,051 and 154,938,351 shares issued and outstanding in 2012 and 2011, respectively	16	15
Additional paid-in-capital	2,020,858	2,010,850
Accumulated distributions in excess of net income	(1,110,166)	(1,212,630)
Accumulated other comprehensive income (loss)	(6,393)	1,938
Total shareholders' equity	1,148,105	1,111,846
Noncontrolling interests	27,050	58,357
Total equity	1,175,155	1,170,203
Total liabilities and equity	$3,386,532	$3,026,820

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$163,417	$(22,448)	$162,893	$(54,911)
Income (loss) from discontinued operations attributable to common shareholders	5,533	(14,600)	686	(56,314)
Net income (loss) attributable to common shareholders	$168,950	$(37,048)	$163,579	$(111,225)

Weighted-average number of common shares outstanding	154,980,137	157,205,530	154,564,041	151,676,401

Income (loss) per common share:
Income (loss) from continuing operations	$1.05	$(0.14)	$1.05	$(0.36)
Income (loss) from discontinued operations	0.04	(0.10)	0.01	(0.37)
Net income (loss) attributable to common shareholders	$1.09	$(0.24)	$1.06	$(0.73)

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$163,417	$(22,448)	$162,893	$(54,911)
Impact of assumed conversions:
Share options	—	—	—	—
Operating Partnership Units	475	—	913	—
6.00% Convertible Guaranteed Notes	2,327	—	6,980	—
Series C Preferred shares	1,573	—	4,489	—
Income (loss) from continuing operations attributable to common shareholders	167,792	(22,448)	175,275	(54,911)
Income (loss) from discontinued operations attributable to common shareholders	5,533	(14,600)	686	(56,314)
Net income (loss) attributable to common shareholders	$173,325	$(37,048)	$175,961	$(111,225)

Weighted-average common shares outstanding - basic	154,980,137	157,205,530	154,564,041	151,676,401
Effect of dilutive securities:
Share options	344,721	—	279,699	—
Operating Partnership Units	4,400,389	—	4,479,451	—
6.00% Convertible Guaranteed Notes	16,419,347	—	16,412,836	—
Series C Preferred shares	4,710,570	—	4,713,043	—
Weighted-average common shares outstanding	180,855,164	157,205,530	180,449,070	151,676,401

Income (loss) per common share:
Income (loss) from continuing operations	$0.93	$(0.14)	$0.97	$(0.36)
Income (loss) from discontinued operations	0.03	(0.10)	0.01	(0.37)
Net income (loss) attributable to common shareholders	$0.96	$(0.24)	$0.98	$(0.73)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to Lexington Realty Trust shareholders Adjustments:	$174,541	$(30,914)	$182,663	$(92,611)
Adjustments:
Depreciation and amortization	39,190	41,279	118,809	120,797
Impairment charges - real estate	4,262	26,060	9,952	114,829
Impairment charges - joint venture	—	3,252	—	4,811
Noncontrolling interests - OP units	475	643	913	(315)
Amortization of leasing commissions	1,212	975	3,509	2,848
Joint venture and noncontrolling interest adjustment	(911)	(6,289)	15	(20,270)
Preferred dividends - Series B & D	(2,926)	(4,516)	(11,075)	(13,547)
Gains on sales of properties	(6,276)	(182)	(8,946)	(5,251)
Gain on sale - joint venture investment	—	—	(7,000)	—
Gain on acquisition	(167,864)	—	(167,864)	—
Interest and amortization on 6.00% Convertible Guaranteed Notes	2,327	2,327	6,980	6,980
Reported Company FFO	44,030	32,635	127,956	118,271
Debt satisfaction charges, net	1,177	6	1,100	600
Forward equity commitment	—	9,866	—	4,318
Litigation reserve	(25)	—	2,775	—
Gains on loan sales - joint venture	—	(1,927)	—	(1,927)
Other	276	860	598	3,110
Company FFO, as adjusted	45,458	41,440	132,429	124,372

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(3,565)	(320)	408	2,673
Lease incentives	313	521	1,143	1,568
Amortization of below/above market leases	(913)	(937)	(3,608)	(2,215)
Non-cash interest, net	(312)	239	(1,168)	590
Non-cash general and administrative expenses	1,104	1,012	3,462	2,963
Tenant improvements	(11,120)	(4,778)	(16,920)	(9,533)
Lease costs	(4,222)	(1,753)	(7,853)	(10,999)
Reported Company Funds Available for Distribution	$26,743	$35,424	$107,893	$109,419

Per Share Amounts
Basic:
Reported Company FFO	$0.24	$0.18	$0.71	$0.66
Company FFO, as adjusted	$0.25	$0.23	$0.73	$0.71
Company FAD	$0.15	$0.20	$0.60	$0.63

Diluted:
Reported Company FFO	$0.24	$0.18	$0.71	$0.66
Company FFO, as adjusted	$0.25	$0.23	$0.73	$0.71
Company FAD	$0.15	$0.20	$0.60	$0.63

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Basic:
Weighted-average common shares outstanding - EPS basic	154,980,137	157,205,530	154,564,041	151,676,401
6.00% Convertible Guaranteed Notes	16,419,347	16,230,905	16,412,836	16,230,905
Non-vested share-based payment awards	245,166	112,473	200,741	118,572
Operating Partnership Units	4,400,389	4,618,948	4,479,451	4,779,896
Preferred Shares - Series C	4,710,570	5,044,564	4,713,043	5,066,264
Weighted-average common shares outstanding - Reported Company FFO basic	180,755,609	183,212,420	180,370,112	177,872,038
Adjustments:
Forward equity commitment settlement	—	(3,533,848)	—	(3,468,421)
Weighted-average common shares outstanding - Company FFO, as adjusted & FAD	180,755,609	179,678,572	180,370,112	174,403,617

Diluted:
Weighted-average common shares outstanding - Reported Company FFO basic	180,755,609	183,212,420	180,370,112	177,872,038
Options - Incremental shares	344,721	116,970	279,699	269,396
Weighted-average common shares outstanding - Reported Company FFO diluted	181,100,330	183,329,390	180,649,811	178,141,434
Adjustments:
Forward equity commitment settlement	—	(3,533,848)	—	(3,468,421)
Weighted-average common shares outstanding - Company FFO, as adjusted & FAD	181,100,330	179,795,542	180,649,811	174,673,013

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT recently clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash general and administrative expenses, and (7) non-cash interest, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

12

LEXINGTON REALTY TRUST

2012 Third Quarter Leasing Summary

NEW LEASES

	Tenants	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
4	Various	Various		Various	15,400	$144	$131
5	Pacific Union Financial, LLC	Irving	TX	05/2018	43,396	$342	$751

5	Total office/multi-tenant new leases				58,796	$486	$882

	Industrial/Multi-Tenant
1	Christie Lites Nashville LLC	Antioch	VA	06/2020	50,400	$83	$83

1	Total industrial/multi-tenant new leases				50,400	$83	$83

6	TOTAL NEW LEASES				109,196	$569	$965

LEASE EXTENSIONS

	Tenants (Guarantors)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant			2012 Extensions
1	AGC Flat Glass North America, Inc.	Hebron	KY	08/2012	09/2017	18,890	$171	$187	$168	$169
3	Various	Various		Various	Various	6,962	$90	$79	$90	$79
4	New Cingular Wireless PCS, LLC	Baton Rouge	LA	10/2012	10/2017	70,100	$1,016	$1,181	$1,016	$1,114
				2013 Extensions
5	Kingsport Power Company (2)	Kingsport	TN	06/2013	06/2018	42,770	$310	$310	$128	$307
6	Ricoh Americas Corporation	Houston	TX	01/2013	01/2018	78,895	$986	$1,148	$1,142	$1,126
7	Xerox Corporation	Palo Alto	CA	12/2013	12/2023	202,000	$7,070	$3,499	$6,642	$3,390
				2014 Extension
8	Alstom Power Inc.	Midlothian	VA	10/2014	12/2021	99,057	$2,198	$2,279	$2,140	$2,015

8	Total office/multi-tenant lease extensions					518,674	$11,841	$8,683	$11,326	$8,200

	Industrial			2013 Extensions
1	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	Statesville	NC	05/2013	12/2017	639,800	$1,951	$1,789	$1,916	$1,789

1	Total industrial lease extensions					639,800	$1,951	$1,789	$1,916	$1,789
				`
	Retail
1	Food Lion, LLC (Delhaize America, Inc.)	Jefferson	NC	02/2013	02/2023	34,555	$160	$73	$156	$73
2	Pathmark Stores Inc.	Port Chester	NY	10/2013	10/2018	59,000	$458	$433	$1,192	$1,192

2	Total retail lease extensions					93,555	$618	$506	$1,348	$1,265

11	TOTAL EXTENDED LEASES					1,252,029	$14,410	$10,978	$14,590	$11,254

17	TOTAL NEW AND EXTENDED LEASES					1,361,225	$14,979	$10,978	$15,555	$11,254

13

LEXINGTON REALTY TRUST

2012 Third Quarter Leasing Summary

LEASE NON-RENEWAL

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	Prior Annual Cash Rent ($000)	Prior Annual GAAP Rent ($000)
	Office
1	Kraft Foods Global, Inc.	Suwanee	GA	09/2012	73,264	$1,448	$1,437

	Retail
1	AVT Grocery, Inc. (3)	Garland	TX	07/2012	59,300	$326	$326

2	TOTAL LEASE NON-RENEWALS				132,564	$1,774	$1,763

Footnotes

(1) Assumes twelve months rent from the later of 10/1/12 or lease commencement/extension.

(2) Net Lease Strategic Assets Fund property.

(3) Property sold for $2,500 subsequent to 9/30/12.

14

LEXINGTON REALTY TRUST

2012 Third Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS (1)

	Tenants (Guarantors)	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
1	TMG Health, Inc. (2)	Jessup	PA	Office	$24,917	$1,912	9.4%	10.0%	08/2027
2	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	St. Joseph	MO	Office	$17,571	$1,718	9.8%	11.3%	06/2027
3	Gander Mountain Company	Valdosta	GA	Retail	$8,735	$813	9.3%	10.3%	08/2027

3	TOTAL PROPERTY INVESTMENTS				$51,223	$4,443	9.5%	10.5%

PORTFOLIO INVESTMENT

PORTFOLIO	Portfolio Value ($000)	# of Properties	# of States	Initial Cash Yield	GAAP Yield
Net Lease Strategic Assets Fund	$481,317	41	23	10.6%	9.7%

CAPITAL RECYCLING

PROPERTY DISPOSITIONS

	Tenants (Guarantors)	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Annual Debt Service ($000)	Sale Price Per Square Foot	Month of Disposition
1	Westell, Inc. (Westell Technologies, Inc.) (3)	Aurora	IL	Office	$13,218	$1,743	$-	$72.19	July
2	Vacant	Sun City	AZ	Retail	$800	$-	$-	$80.00	September
3	Baker Hughes, Incorporated	The Woodlands	TX	Industrial	$32,500	$3,352	$3,352	$117.86	September
4	Baker Hughes, Incorporated	Sugar Land	TX	Office	$21,600	$2,083	$2,083	$130.25	September

4	TOTAL PROPERTY DISPOSITIONS				$68,118	$7,178	$5,435

Footnotes

(1) Completed build-to-suit projects.

(2) Initial basis includes $4.5 million received from tenant.

(3) Lexington had an 87.1% ownership interest.

15

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE

	Location	Sq. Ft		Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 9/30/12 ($000)(1)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q4 2012	Q1 2013	Q2 2013	Q3 2013
1	Long Island City (2)	NY	143,000	15	$46,728	$19,912	$14,510	$9,674	$-	$-	1Q 13
2	Eugene	OR	80,000	15	$17,558	$1,700	$-	$15,858	$-	$-	1Q 13
3	Denver	CO	163,000	15	$37,592	$11,463	$11,085	$11,085	$3,695	$-	2Q 13
4	Rantoul	IL	813,000	20	$42,587	$6,076	$8,374	$8,374	$8,374	$8,374	4Q 13
5	Opelika	AL	52,000	15	$8,424	$2,525	$5,783	$-	$-	$-	4Q 12
5	TOTAL BUILD-TO-SUIT PROJECTS				$152,889	$41,676	$39,752	$44,991	$12,069	$8,374

Footnotes

(1) Investment balance in accordance with GAAP.

(2) Joint venture investment.

16

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2012 ($000) (2)	GAAP Base Rent as of 9/30/2012 ($000) (3)
OFFICE PROPERTIES
2012	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	1,163	943
	11/30/2012	5757 Decatur Blvd.	Indianapolis	IN	—	Damar Services, Inc.	2002	5,756	35	35
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	1984/2006	153,364	1,259	1,218
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	869	819
		810 Gears Rd.	Houston	TX	16	Ricoh Americas Corporation	2000	78,895	861	838
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	298	395
	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	17	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	75	75
	6/30/2013	2210 Enterprise Dr.	Florence	SC	—	JPMorgan Chase Bank, National Association	1998	179,300	941	941
	9/30/2013	9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	2003	59,927	1,019	869
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	53	53
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	—	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	50	50
		1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International Inc.	1980/1990/2002	166,575	1,223	1,200
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	1,458	1,403
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	227	227
		850-950 Warrenville Rd.	Lisle	IL	—	James J. Benes & Associates, Inc.	1984	6,347	104	80
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	3,102	3,755
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	181	155
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2002	169,083	2,023	1,901
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2004	169,218	2,746	2,588
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2004	50,400	973	772
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	0	204
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	1,257	1,220
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	1,683	1,592
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	1,297	1,216
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	1,526	1,928
	11/30/2014	200 Lucent Ln.	Cary	NC	—	Progress Energy Service Company, LLC	1999	124,944	1,593	1,549
		850-950 Warrenville Rd.	Lisle	IL	—	Flexco, Inc.	1984	7,535	102	102
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,604	1,458
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,798	1,655
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	150	150
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	71	71
		180 South Clinton St.	Rochester	NY	—	Frontier Corporation	1988/2000	226,000	2,226	2,220
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	149	149
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	84	84
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	1,072	1,033
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	951	923
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	66	66
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	58	58
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	59	59
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	869	1,064
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	838	736
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant, NV)	1985/1986/1992/1999	125,293	1,663	1,603
	6/30/2015	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	130	115
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	88	70
		33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,631	2,723
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	2,405	2,396
	8/31/2015	2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics Inc.	2000	20,203	160	160

17

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2012 ($000) (2)	GAAP Base Rent as of 9/30/2012 ($000) (3)
OFFICE PROPERTIES
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes Incorporated	1976	554,385	8,163	5,531
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Incorporated	1982/1999	65,500	164	54
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	2000	97,000	834	942
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	1,421	1,583
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	1,355	1,542
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	178	178
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas Inc.	1964/1972/1988	27,189	16	12
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	140	112
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	1,738	2,391
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	1991	221,215	1,865	1,739
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	126	144
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corp. (Nextel Finance Company)	2002	60,200	101	101
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	389	376
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	2001	130,290	1,930	1,998
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	40	40
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	1,224	1,231
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	1,745	1,779
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	1997	70,100	886	835
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	1,336	1,400
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	—	Capital One, National Association	1999	63,442	816	862
2018	1/31/2018	5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	57,769	939	997
		820 Gears Rd.	Houston	TX	16	Ricoh Americas Corporation	2000	78,895	861	838
	3/14/2018	601 & 701 Experian Pkwy.	Allen	TX	20	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	1981/1983	292,700	2,305	2,305
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	720	1,402
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	1987	159,644	2,453	2,543
	5/31/2018	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2000/2001	238,600	3,799	2,650
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	350	380
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	26	11
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	2007	62,218	103	71
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	155	158
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	3,556	3,580
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	430	558
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	129	122
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	1,674	1,674
	5/31/2019	4400 Northcorp Pkway	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	222	189
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985/2006/2007	521,286	5,139	5,260
	6/29/2019	3265 East Goldstone Dr.	Meridian	ID	—	T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	112	92
	6/30/2019	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	1983	637,503	6,268	6,408
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	1986/1997/2000	252,300	149	158
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	3,347	3,405
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	1999	123,416	1,620	1,701
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	112	95
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	—	Patient Advocate Foundation	2000	36,484	451	451
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University	1984	85,532	951	1,095
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	2,533	2,568
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	1,717	1,683

18

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2012 ($000) (2)	GAAP Base Rent as of 9/30/2012 ($000) (3)
OFFICE PROPERTIES
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	117	121
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	2005	50,076	602	630
	8/31/2020	First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	113	96
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	102	108
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	3,354	3,233
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	1,744	1,967
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	2,484	2,484
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	2006	80,028	502	516
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	1,793	1,745
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	1,548	1,605
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	857	899
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	ASM Lithography, Inc. (ASM Lithography Holding N.V.) (2013) / DuPont Airproducts Nanomaterials L.L.C. (2022)	1998	95,133	196	196
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	1988	28,591	46	46
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	1,806	1,806
	Vacant	100 East Shore Dr.	Glen Allen	VA	—	(Available for Lease)	1999	4,676	0	0
		101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	17,716	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	1999	13,867	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		421 Butler Farm Rd.	Hampton	VA	—	(Available for Lease)	2000	20,080	0	0
		5757 Decatur Blvd.	Indianapolis	IN	—	(Available for Lease)	2002	25,041	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.3% Leased		12,917,251	$124,042	$121,617

19

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 9/30/2012 ($000) (2)	GAAP Base Rent as of 9/30/2012 ($000) (3)
INDUSTRIAL PROPERTIES
2012	MTM	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	250,410	394	394
	10/31/2012	1601 Pratt Ave.	Marshall	MI	—	Enbridge Energy, Limited Partnership	1979	58,300	129	129
2013	5/31/2013	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Sales, LLC / Owens Corning Insulating Systems, LLC	2000	400,522	676	676
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	657	608
		120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	61	104
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	790	790
	1/31/2014	109 Stevens St.	Jacksonville	FL	—	Wagner Industries, Inc.	1959/1967	168,800	25	25
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA Inc.	1996	72,868	38	23
		3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	303	236
2015	1/31/2015	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1991/1993	1,164,000	2,556	2,491
		7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	1978/1993	744,570	1,715	1,672
	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	53	53
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	68	68
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	357	366
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	716	687
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	2,748	2,572
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	381	589
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	2001	344,700	913	967
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	594	594
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	513	513
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	2006	408,000	103	103
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	1,194	1,271
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	2000	405,000	207	171
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2001	330,988	913	873
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	2002	244,851	823	815
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	1,983	1,947
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	1,414	1,067
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	1,341	1,386
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,010	1,007
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	718	718
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	64	58
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	1,152	1,152
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,889	1,958
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	2,550	2,550
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	100	79
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	973	957
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,400	310	288
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	787	1,119
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005/2012	126,213	424	366
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	1,244	1,327
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	169	146
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	985	1,017
2022	3/31/2022	5417 Campus Drive	Shreveport	LA	—	The Tire Rack, Inc.	2012	257,849	330	346
N/A	Vacant	3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased		15,548,101	$34,370	$34,278

20

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2012 ($000) (2)	GAAP Base Rent as of 9/30/2012 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2013	2/28/2013	S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, LLC / Delhaize America, Inc.	1982	23,000	46	92
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	5	The Kroger Co.	1982	31,170	119	160
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc. / Crystal Food Services, LLC	1961/1978	29,119	84	107
		5104 North Franklin Rd.	Lawrence	IN	19	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1958	28,721	145	145
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	139	155
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	61	61
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	1981	40,800	140	215
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981	42,842	229	229
		18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981/1993	43,105	211	211
		4811 Wesley St.	Greenville	TX	—	Brookshire Grocery Company / Safeway, Inc.	1985	48,492	128	181
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	192	192
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	70,910	270	315
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983/1995	42,130	98	98
	11/30/2017	205 Homer Rd.	Minden	LA	—	Brookshire Grocery Company (Safeway Stores, Inc.)	1981	35,000	145	193
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	40	27
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Co., Inc.	1996	45,800	296	296
		4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	1995	46,350	349	349
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	104	104
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	124	124
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	55	55
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,820	260	260
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	314	892
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	119	247
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation	1993	107,210	135	563
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	199	362
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	212	416
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	300	548
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	140	260
N/A	Vacant	101 West Buckingham Rd.	Garland	TX	18	(Available for Lease)	1982	59,300	190	190
		1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0
		3451 Alta Mesa Blvd.	Fort Worth	TX	12/18	(Available for Lease)	1985	44,000	127	148
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						93.0% Leased		1,643,620	$4,971	$7,195

21

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2012 ($000) (2)	GAAP Base Rent as of 9/30/2012 ($000) (3)
LONG-TERM LEASE PROPERTIES
2022	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	Office	2003	130,000	1,445	1,399
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	Office	1910	52,337	1,149	1,246
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	Office	1997	176,402	1,806	1,620
		US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	Retail	1981	34,555	55	70
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	Office	1999	247,254	2,293	2,214
		8900 Freeport Pkwy.	Irving	TX	7	Nissan Motor Acceptance Corporation (Nissan North America, Inc.) / Pacific Union Financial, LLC.	Office	2003	268,445	2,278	2,548
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	Office	1973/1975/1982	202,000	2,624	3,161
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	Office	2012	32,000	322	359
	10/26/2024	6277 Sea Harbor Dr.	Orlando	FL	—	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Office	1984	259,401	0	2,099
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	1,009	1,009
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	1,266	1,266
		37101 Corporate Dr.	Farmington Hills	MI	—	Panasonic Automotive Systems Company of America, a Division of Panasonic Corporation of North America	Office	2001	90,460	0	508
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	906	906
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	403	403
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	2,129	2,129
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning Sales, LLC	Industrial	2001/2005	420,597	182	138
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	1997	458,000	1,474	1,688
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	1989/1995	85,200	875	875
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	1998	60,000	846	846
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	2,702	1,903
	3/31/2026	459 Wingo Road	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	1,932	2,203
	6/30/2026	351 Chamber Drive	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	758	869
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	2005	77,076	115	117
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	1,518	1,624
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	770	853
		500 Kinetic Drive	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	870	979
	12/29/2026	5500 New Albany Road	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	1,140	1,303
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	1993/2004	159,000	89	84
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	2012	98,849	114	133
	7/6/2027	2221 Schrock Road	Columbus	OH	—	MS Consultants, Inc.	Office	1999/2006	42,290	420	481
	8/7/2027	25 Lakeview Drive	Jessup	PA	—	TMG Health, Inc.	Office	2012	150,000	283	370
	8/31/2027	278 Norman Drive	Valdosta	GA	—	Gander Mountain Company	Retail	2012	52,000	83	92
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	18	United States of America	Office	2007	169,585	2,414	2,414
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	452	452
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	1983/1994	282,000	6,053	3,190
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	709	0
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	2011	673,518	1,619	1,950
2032	4/30/2032	13930 Pike Road	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Industrial	N/A	0	782	949
N/A	Vacant	37101 Corporate Dr.	Farmington Hills	MI	—	(Available for Lease)	Office	2001	38,369	0	0
		6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1984	100,113	0	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						98.4% Leased			8,754,094	$43,885	$44,450

22

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 9/30/2012 ($000) (2)	GAAP Base Rent as of 9/30/2012 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0	0
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	245,066	476,459	95%	8,951	11,490	55,000
		140 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	2000	13,485	79,675	81%	772	689	19,002
		13430 North Black Canyon Fwy.	Phoenix	AZ	11	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	1,995	2,014	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	1979	11,894	60,684	50%	482	482	0
		2300 Litton Ln.	Hebron	KY	11	Multi-Tenant	1986/1996	9,789	80,441	95%	358	327	0
		4200 Northcorp Pkway	Palm Beach Gardens	FL	11	Multi-Tenant	1996	15,676	95,065	20%	100	100	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	14,953	672,629	70%	1,047	1,065	0
		King St./1032 Fort St. Mall	Honolulu	HI	11 / 13	Multi-Tenant	1979/2002	47,192	318,451	95%	1,771	1,518	0
		4000 Johns Creek Pkwy.	Suwanee	GA	18	Multi-Tenant	2001	4,203	87,219	0%	1,086	1,078	10,964
		265 Lehigh Street	Allentown	PA	—	Multi-Tenant	1980	2,900	71,230	31%	10	10	0
		17191 St. Luke's Way	The Woodlands	TX	—	Multi-Tenant	2004	7,900	41,000	33%	25	25	7,445
		1275 Northwest 128th St.	Clive	IA	18	Multi-Tenant	2004	10,599	61,180	0%	66	66	5,290
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						71.5% Leased			2,224,161		$16,663	$18,864	$97,701

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.5% Leased			41,087,227		$223,931	$226,404

Footnotes

1	Square foot leased or vacant.
2	Nine months ended 9/30/2012 cash rent.
3	Nine months ended 9/30/2012 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Lease extended to 7/1/2018 subsequent to 9/30/2012.
6	Lexington has a 71.1% interest in this property.
7	Pacific Union Financial, LLC lease for 43,396 square feet expires 03/2018.
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $743 income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Property is collateral for secured credit facility and term loan.
12	Subsequent to 9/30/2012, property sold.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $7.8 million in operating expenses, net for the nine months ended 9/30/2012.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Tenant to vacate 78,895 square feet in 01/2013 and occupy 78,895 square feet through 01/2018.
17	Lease extended to 5/31/2020 subsequent to 9/30/2012.
18	Cash and GAAP rent amounts represent/include prior tenant.
19	Lease extended to 10/31/2018 subsequent to 9/30/2012.
20	Lease extended to 3/14/2025 subsequent to 9/30/2012.

23

LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

9/30/2012

	Office			Industrial			Retail/Specialty
Year	Net Rentable Area	Cash Rent as of 9/30/2012 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 9/30/2012 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 9/30/2012 ($000)	Annual Rent PSF (2)
2012	222,169	$2,457	$14.75	308,710	$523	$2.26	-	$-	$-
2013	840,303	$6,847	$12.49	886,798	$1,394	$2.83	112,010	$394	$4.69
2014	2,497,217	$25,102	$16.45	927,014	$1,156	$2.39	30,757	$139	$6.03
2015	1,922,343	$21,915	$14.82	2,377,690	$4,749	$3.21	56,837	$201	$4.72
2016	1,017,000	$6,289	$12.09	2,255,478	$5,968	$4.02	177,562	$760	$5.71
2017	512,639	$6,047	$15.73	2,987,744	$7,875	$4.26	161,964	$553	$7.16
2018	1,609,705	$15,697	$13.85	1,240,791	$1,792	$2.47	989,259	$2,607	$4.05
2019	2,453,398	$20,174	$13.18	1,621,875	$3,041	$2.50	-	$-	$-
2020	670,640	$5,184	$15.59	1,249,216	$4,720	$5.89	-	$-	$-
2021	904,802	$11,425	$16.84	1,402,257	$2,822	$3.97	-	$-	$-
2022 - Q1 - Q3	223,736	$1,099	$18.07	257,849	$330	$4.83	-	$-	$-
Thereafter	2,604,368	$25,641	$14.36	5,768,758	$17,539	$4.52	199,090	$705	$14.41
Total/Weighted Average (1)	15,478,320	$147,877	$14.57	21,284,180	$51,909	$3.86	1,727,479	$5,359	$5.81

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

(2) For properties acquired 9/1/2012, cash rents annualized.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - GAAP Basis

9/30/2012

Year	Number of Leases Expiring	GAAP Base Rent as of 9/30/2012 ($000)	Percent of GAAP Base Rent as of 9/30/2012
2012	5	$2,719	1.3%
2013	17	$8,535	4.2%
2014	31	$26,444	12.9%
2015	22	$23,635	11.5%
2016	18	$13,699	6.7%
2017	17	$14,310	7.0%
2018	29	$21,752	10.6%
2019	14	$23,760	11.6%
2020	11	$10,199	5.0%
2021	10	$14,406	7.0%
2022 - Q1 - Q3	4	$1,487	0.7%
Thereafter	38	$44,450	21.6%

Total (1)	216	$205,396	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

25

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Mortgage Loans Receivable

9/30/2012

						Current
						Estimated
						Annual
Collateral			Loan Balance	Interest	Maturity	Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)(7)	Rate	Date	($000)(2)	($000)	($000)
Office	Schaumburg (3)	IL	$21,942	20.00%	01/2012	$-	$21,942	$307
	Southfield	MI	$7,544	4.55%	02/2015	$1,282	$5,810	$-
	Westmont (4)	IL	$26,983	6.45%	10/2015	$2,090	$25,731	$5,501
Industrial	New Kingstown (5)	PA	$3,086	7.78%	01/2013	$-	$3,086	$668
Retail	Austin	TX	$1,958	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,320	8.00%	02/2021	$219	$-	$-
	Various	Various	$700	8.00%	12/2021	$111	$-	$-
	Various	Various	$844	8.00%	03/2022	$127	$-	$-
Charter School	Homestead (6)	FL	$8,094	7.50%	08/2014	$606	$8,000	$-
	Total Mortgage Loans Receivable		$72,471			$4,435	$69,673	$6,476

Footnotes

(1) Includes accrued interest receivable and net origination fees.

(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3) Interest only payments to the extent of operating cash flow of underlying asset. Borrower currently in default and Lexington has commenced foreclosure.

(4) Escrow balance includes $2,721 in a collateral escrow account maintained by the borrower and $2,500 letter of credit held by Lexington.

(5) Borrower currently in default and Lexington has commenced foreclosure.

(6) Lexington is committed to lend an additional $30 thousand.

(7) Excludes a $371 joint venture partner loan receivable acquired in the NLS transaction. Amount satisfied in full subsequent to 9/30/2012.

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LEXINGTON REALTY TRUST

2012 Third Quarter Financing Summary

DEBT RETIRED

		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	San Antonio, TX	$26,128	$26,128	6.080%	10/2012
2	Plymouth, MI (1)	$10,093	$10,093	5.964%	12/2012
3	Centennial, CO (1)	$13,696	$13,696	5.724%	02/2013
4	The Woodlands, TX	$16,115	$16,115	8.036%	09/2015
5	Sugar Land, TX	$9,043	$9,043	6.250%	09/2015
	TOTAL	$75,075	$75,075

CORPORATE LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Term Loan Draw	$9,000	3.360%	01/2019
	TOTAL	$9,000

Footnotes

(1) Imputed interest rate.

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LEXINGTON REALTY TRUST

Debt Maturity Schedule

9/30/2012

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2012	$4,870	$33,870	$-
2013	$33,119	$238,022	$22,450	(1)
2014	$27,840	$256,194	$35,000	(1)
2015	$19,944	$289,055	$93,000	(2)
2016	$13,561	$148,595	$-
	$99,334	$965,736	$150,450

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2012	$313	$-
2013	$1,327	$-
2014	$1,458	$-
2015	$1,535	$5,469
2016	$1,402	$-
	$6,035	$5,469

Footnotes

(1) Net Lease Strategic Assets Fund credit facility - amounts fully satisfied subsequent to 9/30/2012.

(2) Maturity date can be extended to 01/2016 at Lexington's option. Amount fully satisfied subsequent to 9/30/2012.

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2012 Mortgage Maturities by Property Type

9/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2012 ($000)	GAAP Base Rent as of 9/30/2012 ($000)
Office	4455 American Way (2)	Baton Rouge	LA	70,100	$5,943	10/2012	10/2017	$13,868	$886	$835
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$1,223	$1,200
	37101 Corporate Dr.	Farmington Hills	MI	128,829	$17,655	12/2012	06/2025	$12,968	$-	$508

	Total 2012 Mortgage Maturities			365,504	$33,870			$46,415	$2,109	$2,543

Footnotes

(1) Represents GAAP capitalized costs as of September 30, 2012.

(2) Amount satisfied subsequent to September 30, 2012.

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LEXINGTON REALTY TRUST

2013 Mortgage Maturities by Property Type

9/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2012 ($000)	GAAP Base Rent as of 9/30/2012 ($000)
Office	3476 Stateview Blvd. (2)	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,095	$2,023	$1,901
	70 Mechanic St. (3)	Foxboro	MA	251,914	$-	01/2013	06/2014	$13,200	$3,256	$1,840
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$3,304	$869	$819
	8555 South River Pkwy. (3)	Tempe	AZ	95,133	$12,144	05/2013	06/2022	$15,100	$1,766	$1,766
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$1,259	$1,218
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$6,268	$6,408
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	2012/2018	$15,299	$974	$1,032
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	2013/2018	$26,829	$1,722	$1,676
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$60,587	$2,278	$2,548
	6303 Barfield Rd./859 Mount Vernon Hwy.	Atlanta	GA	289,000	$40,356	05/2013	Various	$76,766	$4,772	$3,422
	2401 Cherahala Blvd. (3)	Knoxville	TN	59,748	$4,496	09/2013	05/2013	$8,400	$675	$675
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	02/2023	$24,631	$1,806	$1,620

	Total 2013 Mortgage Maturities			2,410,738	$238,022			$407,877	$27,668	$24,925

Footnotes

(1) Represents GAAP capitalized costs as of September 30, 2012.

(2) Amount satisfied subsequent to September 30, 2012.

(3) Cash and GAAP rent reflect proforma amounts for assets acquired September 1, 2012.

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2014 Mortgage Maturities by Property Type

9/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2012 ($000)	GAAP Base Rent as of 9/30/2012 ($000)
Office &	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	06/2015	$29,238	$3,631	$2,723
Multi-Tenant	1401 & 1501 Nolan Ryan Pkwy. (3)	Arlington	TX	236,547	$18,642	02/2014	01/2014	$28,303	$2,042	$2,042
	2999 Southwest 6th St. (3)	Redmond	OR	77,484	$8,484	04/2014	01/2019	$14,100	$1,157	$1,101
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	Vacant	$10,599	$66	$66
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$2,746	$2,588
	1701 Market St. (2)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$72,728	$5,355	$5,237
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,361	$2,533	$2,568
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$5,139	$5,260
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$3,347	$3,405
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$6,053	$3,190
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,306	$3,402	$3,113
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,072	$1,033
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$790	$790

	Total 2014 Mortgage Maturities			3,305,303	$256,194			$526,089	$37,333	$33,116

Footnotes

(1) Represents GAAP capitalized costs as of September 30, 2012.

(2) Lexington has an 80.5% interest in the property and amounts include parking operations.

(3) Cash and GAAP rent reflect proforma amounts for assets acquired September 1, 2012.

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2015 Mortgage Maturities by Property Type

9/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2012 ($000)	GAAP Base Rent as of 9/30/2012 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$3,102	$3,755
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,674	$709	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$1,445	$1,399
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$1,663	$1,603
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,570	$1,670	$1,751
	100, 120, 140 East Shore Dr.	Glen Allen	VA	224,838	$18,321	05/2015	Various	$38,053	$2,018	$2,109
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,999	$1,744	$1,967
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$1,297	$1,216
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,255	$1,458	$1,403
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various	$18,070	$1,323	$1,103
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	12/2021	$15,845	$1,548	$1,605
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$1,683	$1,592
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	Vacant	$4,203	$1,086	$1,078
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$1,336	$1,400
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,369	$1,257	$1,220
	2500 Patrick Henry Pkwy. (3)	McDonough	GA	111,911	$11,349	06/2015	06/2015	$16,000	$1,162	$1,033
	3711 San Gabriel (3)	Mission	TX	75,016	$5,371	06/2015	06/2015	$7,600	$788	$632
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$2,405	$2,396
	2529 West Thorne Dr. (3)	Houston	TX	65,500	$2,203	09/2015	09/2015	$5,400	$929	$489
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$8,163	$5,531
Industrial	324 Industrial Park Rd. (3)	Franklin	NC	72,868	$-	04/2015	12/2014	$2,300	$342	$203
	6938 Elm Valley Dr. (3)	Kalamazoo	MI	150,945	$15,087	05/2015	10/2021	$21,970	$1,520	$1,310
	10000 Business Blvd.	Dry Ridge	KY	336,350	$4,277	07/2015	06/2025	$15,227	$1,009	$1,009
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,862	07/2015	06/2025	$19,066	$1,266	$1,266
	4010 Airpark Dr.	Owensboro	KY	211,598	$3,746	07/2015	06/2025	$13,598	$906	$906
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,533	07/2015	06/2025	$6,055	$403	$403
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,402	07/2015	06/2025	$32,222	$2,129	$2,129

	Total 2015 Mortgage Maturities			4,759,147	$289,055			$584,527	$44,361	$40,508

Footnotes

(1) Represents GAAP capitalized costs as of September 30, 2012.

(2) Property is classified as a capital lease for GAAP, accordingly $743 of GAAP income is included in non-operating income.

(3) Cash and GAAP rent reflect proforma amounts for assets acquired September 1, 2012.

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2016 Mortgage Maturities by Property Type

9/30/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2012 ($000)	GAAP Base Rent as of 9/30/2012 ($000)
Office	1600 Eberhardt Rd. (2)	Temple	TX	108,800	$7,463	01/2016	01/2016	$12,161	$1,256	$1,010
	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,662	$1,526	$1,928
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$875	$875
	1400 Northeast McWilliams Rd. (2)	Bremerton	WA	60,200	$5,479	04/2016	07/2016	$9,906	$911	$911
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$846	$846
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,388	$1,157	$1,277
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$1,738	$2,391
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,880	$2,226	$2,220
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$1,932	$2,203
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	12/2017	$21,266	$1,341	$1,386
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2014/2015	$10,919	$660	$602
	2935 Van Vactor Dr. (2)	Plymouth	IN	300,500	$5,723	09/2016	06/2015	$9,200	$611	$611
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$1,474	$1,688
Specialty	25500 State Hwy. 249 (2)	Tomball	TX	77,076	$8,041	11/2016	08/2026	$15,776	$1,017	$1,053

	Total 2016 Mortgage Maturities			3,164,789	$148,595			$271,351	$17,570	$19,001

Footnotes

(1) Represents GAAP capitalized cost at September 30, 2012.

(2) Cash and GAAP rent reflect proforma amounts for assets acquired September 1, 2012.

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Consolidated Properties: Mortgages and Notes Payable

9/30/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Baton Rouge, LA	(b)(p)	$5,958	5.333%	10/2012	$24	$5,943
Farmington Hills, MI	(b)(q)	17,687	7.420%	12/2012	359	17,655
Colorado Springs, CO	(b)	10,316	5.996%	12/2012	201	10,272
Fort Mill, SC	(p)	9,943	6.000%	01/2013	191	9,904
Foxboro, MA		2,578	7.670%	01/2013	2,677	-
Tempe, AZ		12,273	5.148%	05/2013	499	12,144
Brea, CA	(b)	73,718	5.734%	05/2013	3,452	73,071
Atlanta, GA		40,847	5.268%	05/2013	1,929	40,356
Irving, TX	(b)	36,859	5.452%	05/2013	1,735	36,466
Houston, TX		15,930	5.218%	05/2013	749	15,737
Southington, CT		12,383	5.018%	05/2013	570	12,228
Indianapolis, IN		8,686	5.168%	05/2013	406	8,580
Fort Meyers, FL		8,629	5.268%	05/2013	383	8,550
Phoenix, AZ		16,890	6.270%	09/2013	1,358	16,490
Knoxville, TN		4,586	5.950%	09/2013	341	4,496
Foxboro, MA	(b)	5,719	6.000%	01/2014	3,270	-
Moody, AL		6,559	4.978%	01/2014	493	6,350
Arlington, TX		20,073	5.810%	02/2014	1,551	18,642
Redmond, OR		8,793	5.616%	04/2014	697	8,484
Clive, IA	(r)	5,290	5.139%	05/2014	387	5,151
Fort Mill, SC		18,857	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(e)	45,104	5.060%	07/2014	3,178	43,520
Fishers, IN		10,927	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,960	31,428
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	588	7.500%	09/2014	54	568
Las Vegas, NV	(i)	716	7.500%	09/2014	66	690
Memphis, TN	(i)	1,054	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,136	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,086	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,548	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,714	5.530%	01/2015	993	12,022
Herndon, VA	(b)	10,967	5.885%	04/2015	888	10,359
Franklin, NC		607	8.500%	04/2015	271	-
Kalamazoo, MI		16,628	5.411%	05/2015	1,189	15,087
Glen Allen, VA	(b)	19,002	5.377%	05/2015	1,292	18,321
Houston, TX		15,298	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		11,955	5.210%	05/2015	874	11,282
Indianapolis, IN		11,878	5.160%	05/2015	865	11,205
San Antonio, TX		11,798	5.340%	05/2015	875	11,167
Suwanee, GA	(r)	10,964	5.260%	05/2015	751	10,502
Los Angeles, CA		10,334	5.110%	05/2015	750	9,760
Richmond, VA		9,586	5.310%	05/2015	708	9,055

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Consolidated Properties: Mortgages and Notes Payable

9/30/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Harrisburg, PA		8,264	5.110%	05/2015	599	7,792
Knoxville, TN		7,049	5.310%	05/2015	520	6,658
McDonough, GA		11,937	5.212%	06/2015	836	11,349
Mission, TX		5,734	5.783%	06/2015	462	5,371
Carrollton, TX	(b)	19,457	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,299	4.990%	07/2015	1,048	13,402
Hopkinsville, KY		8,388	4.990%	07/2015	615	7,862
Dry Ridge, KY	(n)	4,563	4.990%	07/2015	335	4,277
Owensboro, KY	(n)	3,996	4.990%	07/2015	293	3,746
Elizabethtown, KY	(j)	2,702	4.990%	07/2015	198	2,533
Houston, TX	(b)	35,811	6.250%	09/2015	8,159	18,161
Houston, TX		4,076	8.036%	09/2015	950	2,203
Temple, TX		8,720	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,539	5.732%	03/2016	1,035	13,825
Omaha, NE		8,151	5.610%	04/2016	621	7,560
Bremerton, WA		6,562	6.090%	04/2016	494	5,479
Tempe, AZ		7,698	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,945	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,463	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	17,879	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,409	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,562	6.210%	08/2016	508	6,153
Glenwillow, OH		16,171	6.130%	09/2016	1,240	15,132
Plymouth, IN		6,164	6.315%	09/2016	497	5,723
Tomball, TX		9,552	6.063%	11/2016	683	8,041
Memphis, TN		3,756	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,905	5.722%	02/2017	696	9,309
Dubuque, IA		9,775	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,574	21,651
Lorain, OH	(b)	1,225	7.750%	07/2018	108	-
Manteca, CA	(b)	866	7.750%	07/2018	77	-
Watertown, NY	(b)	814	7.750%	07/2018	72	-
Lewisburg, WV	(b)	572	7.750%	07/2018	51	-
San Diego, CA	(b)	552	7.750%	07/2018	49	-
Galesburg, IL	(b)	486	7.750%	07/2018	43	-
Erwin, NY		9,177	5.910%	10/2018	728	6,637
Boston, MA		13,025	6.100%	12/2018	996	11,520
North Berwick, ME		8,981	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	35,959	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,149	5.883%	05/2019	1,268	15,182
Meridian, ID		10,650	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,564	5.749%	09/2019	1,344	16,338
The Woodlands, TX	(r)	7,445	6.507%	11/2019	563	6,692
Lenexa, KS		10,683	6.270%	12/2019	774	7,770
Boca Raton, FL		20,370	6.470%	02/2020	1,542	18,414

35

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

9/30/2012

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Oakland, ME		9,476	5.930%	10/2020	750	7,660
Lavonia, GA		8,593	5.460%	12/2020	741	5,895
Wall, NJ	(b)	23,706	6.250%	01/2021	3,312	-
Sugar Land, TX		9,712	5.640%	01/2021	692	7,025
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Whippany, NJ		15,074	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Chester, SC		10,675	5.380%	08/2025	1,144	362
Subtotal/Wtg. Avg./Years Remaining (l)		$1,393,007	5.670%	3.4	$104,213	$1,242,150

Corporate
Revolving Credit Facility	(h)(p)	$57,450	2.483%	2013/2014	$1,446	$57,450
Revolving Credit Facility	(k) (m)(p)	93,000	2.102%	01/2015	1,982	93,000
Term Loan	(k)	215,000	3.741%	01/2019	8,155	215,000
Convertible Notes	(o)(c)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$609,570	4.447%	8.7	$27,268	$609,570
Total/Wtg. Avg./Years Remaining (l)		$2,002,577	5.298%	5.0	$131,481	$1,851,720

Footnotes

(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes, discount of $8,398 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Lexington has an 80.5% interest in this property.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Collateralized by 17 properties and interest of LIBOR plus 225 bps, subject to adjustment.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Secured by a borrowing base of properties.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Maturity can be extended to 01/2016 at Lexington's option.
(n)	Properties are cross-collateralized.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Debt satisfied subsequent to 9/30/2012.
(q)	Loan is in hyper-amortization.
(r)	Debt service payments have been suspended.

36

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

9/30/2012

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$14,277	$5,710	5.240%	05/2015	$976	$13,673	$5,469
One Summit	11,246	3,375	9.375%	10/2016	3,344	-	-
One Summit	7,512	2,254	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	15,186	2,278	4.700%	05/2017	950	13,982	2,097
Total/Wtg. Avg. (1)/Years Remaining (2)	$48,221	$13,617	7.07%	3.5	$7,509	$27,655	$7,566

Footnotes

(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

37

LEXINGTON REALTY TRUST

Partnership Interests

Nine months ended September 30, 2012

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$426
Interest expense	$402
Depreciation and amortization	$621

Non-Consolidated Net Leased Real Estate - Lexington's Share (2)

EBITDA	$19,008
Interest expense	$1,954

Footnotes

(1)	Excludes discontinued operations and OP unit noncontrolling interests.
(2)	Includes NLS through 8/31/2012.

38

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

9/30/2012

($000)

Balance Sheet

Other assets	$27,835

The components of other assets are:

Deposits	$185
Investments- capital lease	10,674
Equipment	572
Prepaids	4,546
Other receivables	657
Deferred tax asset	727
Deferred lease incentives	10,335
Other	139

Accounts payable and other liabilities	$74,003

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$16,408
CIP accruals and other	26,128
Taxes	480
Deferred lease and loan costs	7,007
Subordinated notes	2,395
Deposits	1,691
Escrows	1,415
Sale/leaseback financing obligation	4,750
Transaction / build-to-suit costs	5,115
Guarantee obligation	1,500
Interest rate swap derivative liability	7,114

Income Statement - Nine months ended September 30, 2012

Non-cash interest expense, net	$885

39

LEXINGTON REALTY TRUST

Select Credit Metrics

	9/30/2011	9/30/2012	Adjusted 9/30/2012 (1)

Company FFO Payout Ratio	48.6%	54.8%	55.6%

Non-mortgaged Assets	$1.14 billion	$1.57 billion	$1.57 billion

Debt + Preferred / Gross Assets	50.4%	50.2%	46.4%

Debt/Gross Assets	42.3%	44.6%	40.8%

Secured Debt / Gross Assets	35.0%	39.2%	35.9%

Net Debt / EBITDA	5.7 times	6.7 times	5.6 times

Net Debt + Preferred / EBITDA	6.8 times	7.5 times	6.4 times

Credit Line Availability	$295.9 million	$203.3 million	$296.3 million

Development / Gross Assets	0.8%	1.8%	1.8%

EBITDA / Revenue	77.7%	78.6%	79.7%

EBITDA / PrefDiv + Interest Expense	2.3 times	2.4 times	2.5 times

JV + Advisory Income / Revenues	7.9%	5.7%	0.6%

Footnotes

(1) September 30, 2012 credit metrics adjusted to reflect impact of (i) 17.25 million common share issuance in 4Q 12, (ii) repayment of debt with offering proceeds, (iii) conversion of $20.4 million of 6.00% Convertible Guaranteed Notes due 2030, which occurred in 4Q 12 and (iv) the NLS acquisition as if it occurred at the beginning of the period presented.

40

LEXINGTON REALTY TRUST

Revenue and Same-Store NOI Data

9/30/2012

($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2012 - remaining	$78,323	$85,732
2013	$327,843	$336,631
2014	$310,861	$309,527
2015	$266,976	$264,396
2016	$232,751	$229,534

Other Revenue Data

Asset Class	GAAP Base Rent as of 9/30/12 (2)	Percentage
Office	$121,617	53.7%
Long-term leases	$44,450	19.6%
Industrial	$34,278	15.2%
Multi-tenant	$18,864	8.3%
Retail/Specialty	$7,195	3.2%
	$226,404	100.0%

Credit Ratings (3)
Investment Grade	$111,009	49.0%
Non-Investment Grade	$35,120	15.5%
Unrated	$80,275	35.5%
	$226,404	100.0%

Same-Store NOI (4)(5)	Nine months ended September 30
	2012	2011
Total Base Rent	$209,080	$208,805
Tenant Reimbursements and Other	22,066	23,673
Property Operating Expenses	(45,020)	(44,299)
Same-Store NOI	$186,126	$188,179

Change in Same-Store NOI	(1.1)%

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into after 9/30/2012.
(2)	Nine months ended 9/30/2012 GAAP base rent recognized for consolidated properties owned as of 9/30/2012.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.
(4)	NOI is on cash basis.
(5)	Excludes properties acquired and sold in 2011 and the nine months ended 9/30/2012.

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LEXINGTON REALTY TRUST

Top 20 Markets

9/30/2012

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 9/30/12 (1)
1	Dallas-Fort Worth-Arlington, TX	8.4%
2	Memphis, TN-MS-AR	5.2%
3	Houston-Sugar Land-Baytown, TX	5.1%
4	Baltimore-Towson, MD	5.1%
5	New York-Northern New Jersey-Long Island, NY-NJ-PA	3.8%
6	Los Angeles-Long Beach-Santa Ana, CA	3.7%
7	Orlando-Kissimmee, FL	3.6%
8	Kansas City, MO-KS	3.4%
9	Atlanta-Sandy Springs-Marietta, GA	3.2%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.7%
11	Boston-Cambridge-Quincy, MA-NH	2.7%
12	Columbus, OH	2.5%
13	Indianapolis-Carmel, IN	2.4%
14	Chicago-Naperville-Joliet, IL-IN-WI	2.2%
15	Phoenix-Mesa-Scottsdale, AZ	2.1%
16	Charlotte-Gastonia-Concord, NC-SC	2.0%
17	Detroit-Warren-Livonia, MI	2.0%
18	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.8%
19	San Antonio, TX	1.8%
20	Seattle-Tacoma-Bellevue, WA	1.7%
	Total Top 20 Markets (3)	65.4%

Footnotes

(1)	Nine months ended 9/30/2012 GAAP base rent recognized for consolidated properties owned as of 9/30/2012.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

42

LEXINGTON REALTY TRUST

Tenant Industry Diversification

9/30/2012

Industry Category	Percent of GAAP Base Rent as of 9/30/2012 (1) (2)
Finance/Insurance	15.3%
Technology	9.7%
Energy	9.5%
Automotive	8.6%
Consumer Products	8.4%
Service	8.1%
Transportation/Logistics	6.3%
Food	5.3%
Healthcare	5.2%
Media/Advertising	3.7%
Telecommunications	3.5%
Construction/Materials	3.2%
Printing/Production	2.9%
Aerospace/Defense	2.6%
Apparel	2.0%
Retail Department	1.7%
Retail Specialty	1.4%
Education	1.2%
Real Estate	1.2%
Retail Electronics	0.3%
100.0%

Footnotes

(1)	Nine months ended 9/30/2012 GAAP base rent recognized for consolidated properties owned as of 9/30/2012.
(2)	Total shown may differ from detailed amounts due to rounding.

43

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

9/30/2012

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 9/30/2012 ($000) (1)	Percent of GAAP Base Rent as of 9/30/2012 ($000) (1) (2)
Bank of America, National Association	8	691,893	1.7%	$7,045	3.1%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$6,372	2.8%
Federal Express Corporation	2	647,499	1.6%	$5,626	2.5%
Baker Hughes, Inc.	2	619,885	1.5%	$5,585	2.5%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$5,254	2.3%
Morgan, Lewis and Bockius, LLP (3)	1	289,432	0.7%	$5,039	2.2%
Wells Fargo Bank, N.A.	2	338,301	0.8%	$4,489	2.0%
Transamerica Life Insurance Company	1	156,140	0.4%	$4,261	1.9%
Michelin North America, Inc.	2	1,908,570	4.6%	$4,163	1.8%
JPMorgan Chase Bank, National Association	3	430,375	1.0%	$4,066	1.8%
	30	7,611,577	18.5%	$51,900	22.9%

Footnotes

(1)	Nine months ended 9/30/2012 GAAP base rent recognized for consolidated properties owned as of 9/30/2012.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations. Lexington has an 80.5% interest in this property.

44

Investor Information

Transfer Agent

Computershare Shareowner Services LLC

480 Washington Blvd.

Jersey City NJ 07310-1900

(800) 850-3948

www.bnymellon.com/shareowner/equityaccess

Investor Relations

Patrick Carroll

Executive Vice President and Chief Financial Officer

Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		J.P. Morgan Chase
James Feldman	(646) 855-5808	Anthony Paolone	(212) 622-6682

Barclays Capital		Stifel Nicolaus
Ross L. Smotrich	(212) 526-2306	John W. Guinee	(443) 224-1307

Evercore Partners		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 497-0882	Todd J. Stender	(212) 214-8067

Friedman, Billings, Ramsey
Gabe Poggi	(703) 469-1141

45